                                                                   EXHIBIT 10.10

                              CELL PATHWAYS, INC.
                         1300 SOUTH POTOMAC, SUITE 110
                               AURORA, CO  80012
                                (610) 941-2929


                            DATED AS OF MAY 23, 1997


New York Life Insurance Company
51 Madison Avenue
New York, NY 10010

Gentlemen:

     Cell Pathways, Inc. (the "Company"), a Delaware Corporation, agrees with you (the "Purchaser") as follows:

1.   AUTHORIZATION AND SALE OF SHARES.

     1.1 AUTHORIZATION OF SHARES. The Company before the Closing Date (as defined in Section 2 below) has adopted and filed with the Secretary of State of Delaware the Fifth Amended and Restated Certificate of Incorporation (the "Amended and Restated Certificate") attached to the Company's Private Placement Memorandum, dated December 1996, as Appendix D (the "Private Placement Memorandum"), authorizing the issuance of up to 4,500,000 shares of Series F Convertible Preferred Stock (the "Preferred Stock") with the rights, preferences and privileges set forth therein, and will have authorized the issuance pursuant to this Agreement and the Other Agreements (as hereafter defined) of not more than said number of shares including shares issuable upon exercise of outstanding warrants, of such Preferred Stock. The shares of Preferred Stock to be sold hereunder and under the Other Agreements are sometimes referred to as the "Shares."

     1.2 ISSUANCE OF SHARES. Subject to the terms and conditions hereof, on the Closing Date the Company will issue and sell to you, and you agree to purchase from the Company, 675,676 Shares at the purchase price of $3.70 per share for a total of $2,500,001.02.

     1.3 OTHER AGREEMENTS. As of May 16, 1997 the Company had entered into separate Subscription Agreements (the "Other Agreements" and, collectively with this Agreement, the "Agreements") with other purchasers (the "Other Purchasers" and, collectively with you, the "Purchasers") named on Schedule I to purchase an aggregate of 1,751,870 Shares. The sale to you and the sale to the Other Purchasers are to be separate and several sales.

     1.4 USE OF PROCEEDS. The proceeds from the sale of the Shares will be used for the purposes set forth in the Private Placement Memorandum attached hereto as Exhibit A.

                                      1.
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2.   CLOSING DATE; DELIVERY.

     2.1 CLOSING DATE. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of Arnold & Porter, 399 Park Avenue, New York, New York at 10:00 a.m. on May 23, 1997 or at such other time and place to which the Company and the Purchaser may agree (the "Closing Date").

     2.2 DELIVERY. The Company will deliver to the Purchaser at the Closing a certificate representing the Shares to be purchased by the Purchaser from the Company (which shall be issued in the Purchaser's name, in the amount of 675,676 Shares and shall be dated as of the date payment is made to the Company) against payment of the purchase price therefor by certified or cashier's check or wire transfer to the account of Cell Pathways, Inc., No. 7867646 with the Northern Trust Company at 50 South LaSalle Street, Chicago, Illinois 60675, using Bank Routing Number 071000152.

3. CONDITIONS OF CLOSING. Your obligation to purchase and pay for the Shares on the Closing Date is subject to the satisfaction on or before the Closing Date of the following conditions:

     3.1 AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. Prior to the Closing Date the Company shall have duly adopted and filed the Amended and Restated Certificate attached to the Private Placement Memorandum as Appendix D, with the Secretary of State of the State of Delaware.

     3.2 OPINION OF COMPANY COUNSEL. You shall have received from Richard H. Troy, Esq., counsel for the Company, an opinion dated as of the Closing Date, substantially in the form of Exhibit B hereto and as to such other matters as you shall reasonably request.

     3.3 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained herein shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated as of the Closing Date, signed by the President or the Chief Financial Officer of the Company, to the foregoing effect.

     3.4 COMPLIANCE WITH THIS AGREEMENT. The Company shall have performed and complied with all agreements and conditions contained herein which are required to be performed or complied with by the Company before or at the Closing, and you shall have received a certificate, dated as of the Closing Date, signed by the President or a Vice President of the Company, to the foregoing effect.

     3.5 FEDERAL AND STATE SECURITIES LAWS. The Company shall have complied with the requirements of all applicable federal and state securities laws in connection with the offer and sale of the Shares.

                                      2.

     3.6 INFORMATION ACCESS AND CONFIDENTIALITY AGREEMENT. The Purchaser shall have entered into a Confidentiality Agreement with the Company substantially in the form of Exhibit C hereto.

     3.7 CONSENTS AND WAIVERS. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

     3.8 CONSUMMATION OF OTHER SALES OF SHARES. Prior to the sale and purchase of Shares hereunder at the Closing, the Company shall have consummated the sale and purchase of all of the Shares to be sold to the Other Purchasers referred to in Section 1.3 pursuant to the Other Agreements referred to in Section 1.3.

     3.9 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form, scope and substance to you and your counsel, and you and your counsel shall have received all such counterpart originals or certified or other copies of such documents as you or such counsel may reasonably request.

     3.10 STOCKHOLDERS' AGREEMENT. The Stockholders' Agreement, substantially in the form of Appendix E to the Private Placement Memorandum, shall have been executed and delivered by all persons listed as parties thereto in such exhibit.

     3.11 PRIVATE PLACEMENT NUMBER. A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperating with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Shares.

4. COMPANY REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants as of the Closing as follows:

     4.1 ORGANIZATION AND STANDING. The Company is duly organized and validly existing under, and by virtue of, the laws of Delaware and is in good standing under such laws. The Company has all requisite corporate power to carry on its business as currently conducted, to own or lease its assets and to enter into and carry out the provisions of this Agreement and the transactions contemplated hereby. The Company is duly qualified to do business as a foreign corporation in each jurisdiction where it is required to do so by the conduct of its business or the nature of its assets. The Company has furnished the Purchaser or its counsel with copies of its Articles of Incorporation, By-Laws and Amended and Restated Certificate. Said copies are true, correct and complete and contain all amendments through the date of this Agreement. The Company has no subsidiaries.

     4.2 CAPITALIZATION. As of the Closing Date, the authorized capital stock of the Company is 30,061,250 shares consisting of 17,000,000 shares of Common Stock, $.01 par value, of which 2,718,845 shares are issued and outstanding, 61,250 shares of non-convertible Redeemable Preferred Stock, $.01 par value, all of which is issued and outstanding, and 13,000,000 shares of Preferred Stock, 10,800,715 of which have been designated as follows:

                                      3.

872,400 shares of Series A Convertible Preferred Stock, all of which is issued and outstanding, 848,100 shares of Series B Convertible Preferred Stock, all of which is issued and outstanding, 700,000 shares of Series C Convertible Preferred Stock, all of which is issued and outstanding, 675,350 shares of Series D Convertible Preferred Stock, 616,807.5 shares of which are issued and outstanding, 3,204,865 shares of Series E Convertible Preferred Stock, 2,969,704 shares of which are issued and outstanding and 4,500,000 shares of Series F Convertible Preferred Stock, 1,751,870 shares of which are issued and outstanding as of May 16, 1997. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The rights, preferences and privileges of the Series F Convertible Preferred Stock are set forth in the Amended and Restated Certificate, a copy of which is attached to the Private Placement Memorandum as Appendix D. Pursuant to Article FOURTH, Section E 5(j) of the Amended and Restated Certificate, the Company has reserved sufficient shares of the Common Stock of the Company for issuance upon conversion of all shares of convertible preferred stock of all series which are either outstanding or subject to issuance upon the exercise of warrants. The Company has also reserved sufficient shares of Common Stock for issuance upon the exercise of any stock options issued pursuant to the Company's 1993 Stock Option Plan. Except for options to purchase 476,000 shares of Common Stock pursuant to the Company's stock option plan, and 235,161 shares of Series E Convertible Preferred Stock and 123,137 shares of Series F Convertible Preferred Stock issuable upon exercise of outstanding warrants, there are no securities presently outstanding, other than the securities discussed above, which are convertible into or exchangeable for shares of Common Stock of the Company, and, except as discussed above, there are no other option, warrants, conversion privileges or other rights presently outstanding to purchase any of the authorized but unissued stock of the Company. All such outstanding shares of capital stock were issued in compliance with all applicable federal and state securities laws. The holders of record of the issued and outstanding shares of capital stock as of May 16, 1997 are as set forth on Schedule II.

     4.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders, necessary for the sale and issuance of the Shares pursuant hereto (and of the shares of Common Stock issuable upon conversion of the Shares) and the performance of the Company's obligations hereunder has been taken or will be taken prior to the Closing, including, without limitation, the adoption of the Amended and Restated Certificate, which has been accepted for filing by the Secretary of State of the State of Delaware and is in full force and effect on the date hereof. This Agreement is a legal, valid and binding obligation of the Company enforceable in accordance with its terms. The Shares and the Common Stock underlying the Shares are not subject to any preemptive rights or rights of first refusal.

     4.4 FINANCIAL STATEMENTS. The Company has delivered to the Purchaser its audited balance sheets, statements of operations, stockholders' equity and Statements of cash flows for the years ended December 31, 1996, 1995 and 1994 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as may be described in the notes thereto. The Financial Statements accurately set out and describe the financial condition of the Company as of the dates and during the periods indicated therein. As of the date of the Financial Statements, there were

                                      4.

no liabilities or obligations of any nature, fixed or contingent, matured or unmatured, which are not shown, provided for, or otherwise described in the Financial Statements or the notes thereto.

     4.5  CHANGES.  Since December 31, 1996, there has not been:

          (a) any change in the assets, liabilities, condition (financial or otherwise), affairs, earnings, business, operations or prospects of the Company from that reflected in the balance sheet as at December 31, 1996, referred to in
Section 4.4 above, except changes in the ordinary course of business which have not been, either in any case or in the aggregate, materially adverse, and except in respect of the offering of the Shares pursuant to the Private Placement Memorandum;

          (b) any change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty or any assurance of performance or payment, endorsement, indemnity, warranty or otherwise;

          (c) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company;

          (d) any waiver by the Company of a valuable right or of a material debt owed to it;

          (e) any loans made by the Company to their respective employees, officers or directors other than advances of expenses made in the ordinary course of business;

          (f) any declaration or payment of any dividend or other distribution of the assets of the Company or any direct or indirect redemption, purchase or acquisition of any of the Company's securities;

          (g)  any labor organization activity or labor trouble;

          (h) any material adverse or negative result, report or finding relative to the technology developments of the Company, the clinical trials with respect thereto or the expected market or demand therefor; or, to the Company's knowledge, any breakthrough, innovation or achievement by any of its competitors;

          (i) to the best of the Company's knowledge, any other event or condition of any character (except for events generally applicable to the health care industry) which has materially and adversely affected the products, technology, business, prospects, condition, affairs, operations, properties or assets of the Company;

          (j) any obligation or liability (whether fixed or contingent, matured or unmatured) incurred or accrued by the Company other than obligations or liabilities incurred in the ordinary course of business;

          (k) any payment, discharge or satisfaction of any liability or obligation (whether fixed or contingent, matured or unmatured), except in the ordinary course of business;

                                      5.

          (l) any cancellation of any debts or any amendment, termination or waiver of any rights of value of the Company except in the ordinary course of business;

          (m) any change in the accounting methods or accounting practices followed by the Company or any change in depreciation or amortization policies or rates theretofore adopted;

          (n) any failure to operate the Company in the ordinary course of business; or

          (o) any agreement, whether in writing or otherwise, to take any of the actions specified in the foregoing items.

     4.6 TITLE TO PROPERTIES AND ASSETS. The Company has the full corporate power to own or lease its assets and to carry on its businesses as presently conducted. The Company has or will at Closing and thereafter have good and valid title to its respective properties, leaseholds and assets, including the properties, leaseholds and assets reflected in the balance sheet as at December 31, 1996 referred to in Section 4.4 above, except properties, leaseholds and assets disposed of since such date at fair market value in the ordinary course of business, and has or will at Closing and thereafter have good title to all its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance, charge, rights of first refusal or options to purchase, whether or not relating to extensions of credit or the borrowing of money, other than as disclosed in such balance sheet. There exists no condition which interferes with the economic value or use of such properties and assets and all tangible assets are in good working condition and repair (subject to ordinary wear and tear).

     4.7 TECHNOLOGY. The Company owns or has the right to use all technology and other intellectual property presently deemed necessary for the conduct of its business. Attached hereto as Schedule III is a list of technology and intellectual property owned by the Company. The Company has not received any notice of infringement of, or conflict with, asserted rights of others with respect to any such technology and intellectual property that, individually or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would have a material adverse effect upon the business, operations, financial condition, income prospects, or results of operations, present or prospective, of the Company.

     4.8 PROTECTION OF INTELLECTUAL PROPERTY. The Company has taken all reasonable measures to protect and preserve the confidentiality of all trade secret and other non-patented proprietary information of the Company including the procurement of proprietary invention assignments and non-disclosure and non-competition agreements from employees, consultants, subcontractors, customers and other persons who have access to such information. To the best of its knowledge, the procedures implemented by the Company are in conformity with the practices of similarly situated companies in their respective industries.

     4.9 MATERIAL CONTRACTS AND OBLIGATIONS. Attached hereto as Schedule IV is a list of all oral or written agreements, contracts, leases, indebtedness, liabilities and other obligations to which the Company is a party or by which it is bound which are material to the conduct and operations of its business and properties. Copies of such agreements, contracts, leases and documentation evidencing such liabilities and other obligations have been inspected or made

                                      6.

available for inspection by the Purchaser and/or its counsel. All of such agreements, contracts and leases are valid, binding and in full force and effect in all material respects.

     4.10 LITIGATION. There are no product liability or other actions, suits, claims, investigations or legal, administrative or arbitration proceedings pending or, to the best of the Company's knowledge and belief, any basis therefor or threat thereof, against or affecting the Company or any of its assets, properties, condition (financial or otherwise), affairs, business, operations or prospects, nor any which questions the validity of this Agreement or any action taken or to be taken in connection herewith.

     4.11 VALIDITY. The Shares to be sold and purchased pursuant to this Agreement (and the shares of Common Stock issuable upon conversion of the Shares), when issued, sold and delivered in accordance with the terms and for the consideration expressed herein, shall be duly and validly issued, fully paid and nonassessable, and will be free and clear of any liens or encumbrances; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required at the time a transfer is proposed.

     4.12 GOVERNMENTAL CONSENTS; PRIVATE OFFERING. All consents, approvals, orders, authorizations or registration, qualification, designation, declaration or filing with any United States federal or state governmental authority on the part of the Company required to be obtained by the time of the Closing in connection with the consummation of the transactions contemplated herein shall have been obtained prior to and be effective as of the Closing. Based in part on the representations of the Purchaser set forth in Section 5.2 below and the Other Purchasers set forth in the Other Agreements, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor anyone acting on its behalf has offered or will offer the Shares or any similar securities or any part thereof for sale to, or solicited any offers to acquire any of the same from, or otherwise approach or negotiate or communicate in respect thereto with, any person or persons so as thereby to bring the offering, issue or sale of the Shares by the Company within the registration requirements of the Securities Act. Each of the Purchasers identified in Schedule I is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act.

     4.13 COMPLIANCE WITH OTHER INSTRUMENTS; NONE BURDENSOME. The Company is not in violation, breach or default of any term of its Amended and Restated Certificate or By-Laws, or in any material respect of any term or provision of any mortgage, indenture, contract, agreement or instrument to which it is a party, or, to the best of its knowledge, of any provision of any state or federal judgment, decree, order, statute, rule or regulation applicable to or binding upon it or any of its assets or properties. The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Shares pursuant hereto (and any shares of Common Stock issuable upon conversion of the Shares), will not result (with or without the giving of notice or passage of time, or both) in any such violation or be in conflict with or constitute a default under any such term or provision or under any judgment, order, writ, injunction or decree of any court arbitrator, grand jury or any governmental agency, or result in

                                      7.

the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term or provision; and there is no such term which materially adversely affects the business, prospects, condition (financial or otherwise), affairs or operations of the Company or any of its properties or assets. To the best of the Company's knowledge, no employee of the Company is in violation of any term of any employment contract, patent or other proprietary information disclosure or non-competition agreement or any other contract or agreement relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or proposed to be conducted by the Company or for any other reason, and the continued employment by the Company of its present employees will not result in any such violation.

     4.14 DISCLOSURE. No representation or warranty by the Company in this Agreement and nothing contained in the Private Placement Memorandum or any statement or certificate furnished or to be furnished to the Purchaser pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. There is no fact within the knowledge of the Company or of any of its officers (other than facts generally applicable to the health care industry) that has not been disclosed herein or in writing by them to each Purchaser that materially adversely affects, or in the future in their reasonable opinion may, insofar as they can now foresee, materially adversely affect the business, properties, assets or condition, financial or otherwise, of the Company.

     4.15 REGISTRATION RIGHTS. Except as contained in the Stockholders' Agreement, a form of which is attached as Appendix E to the Private Placement Memorandum, the Company is not under any obligation to register (as defined in Section 1 of the Stockholders' Agreement) any of its presently outstanding securities or any of its securities which may hereafter be issued or to permit any person to participate in any such registration.

     4.16 LOANS AND MATERIAL DEBTS. Except as set forth in the Financial Statements or notes thereto, the Company does not owe any amount to any of its shareholders, employees, officers or directors or the members of their families for money loaned to the Company, nor does any person or organization owe a material debt to the Company.

     4.17 TAXES. The Company will file all necessary federal, state and municipal property, income and franchise tax returns and have paid all taxes shown as due thereon or otherwise owed by it to any taxing authority except those contested in good faith and for which appropriate amounts have been reserved in accordance with generally accepted accounting principles; and there is no tax deficiency which has been, or to the best of the knowledge of the Company might be, asserted against the Company which would materially affect the business or operations of the Company. The Company has paid all federal and state payroll and withholding taxes, including but not limited to FICA, FUTA, state unemployment taxes and income taxes required to have been paid.

                                      8.

     4.18 EMPLOYEE RELATIONS. There is no collective bargaining or other union agreement to which the Company is a party or by which it is bound, or which is currently being negotiated. The Company neither sponsors, maintains nor contributes to any pension, retirement, profit sharing, incentive compensation, bonus or other employee benefit plan other than the 1993 Stock Option Plan, 1995 Stock Award Plan and a group insurance plan administered by the Principal Mutual Life Insurance Company, including without limitation any employee benefit plan covered by Title 4 of the Employee Retirement Income Security Act of 1974 ("ERISA") or any "multi-employer plan" as defined in Section 4001(a)(3) of ERISA. To the best knowledge of the Company, (i) no employee of the Company is a party to or bound by any agreement, contract or commitment, or subject to any restrictions, particularly but without limitation in connection with any previous employment of any such person, which materially and adversely affects, or in the future may (so far as the Company can reasonably foresee) materially and adversely affect, the business or operations of the Company or the rights of any such person to participate in the affairs of the Company and (ii) with the exception of one clinical research associate and one lab technician who for family reasons will probably not move to Pennsylvania when the Company consolidates operations there later in 1997, no employee has any present intention of terminating his employment with the Company, and the Company has no present intention of terminating any such employment. Schedule V hereto sets forth a list of all employment contracts between the Company and its employees.

     4.19 INSURANCE. All of the properties, assets and operations of the Company of a character usually insured by persons of established reputation engaged in the same or similar businesses similarly situated are adequately insured, by financially sound and reputable insurers, against loss, damage or liability. There are no claims currently outstanding under the Company's insurance policies.

     4.20 TRANSACTIONS WITH AFFILIATES. The Company does not have, nor does it have a current intent to incur, any obligation, directly or indirectly, to enter into any transaction, including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any affiliate of the Company, except in the ordinary course of and pursuant to the reasonable requirements of the Company's business and upon fair and reasonable terms no less favorable to the Company than it would obtain in a comparable arm's length transaction with a person other than any affiliate.

     4.21 LEGAL INVESTMENT. On and as of the Closing Date, the purchase of and payment for the Shares by the Purchaser shall not be prohibited by any applicable law or government regulation including laws regulating investments by insurance companies (without regard to any "leeway" or "basket" provisions thereof).

     4.22 SOLVENCY. The Company is, and upon giving effect to the issuance of the Shares will be, a "solvent institution", as said term is used in Section 1405(c) of the New York Insurance Law, whose "obligations are not in default as to principal or interest", as said terms are used in said Section 1405(c).

                                      9.

5.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

     5.1 AUTHORIZATION. You hereby represent and warrant to the Company that this Agreement, when executed and delivered by you, will constitute a valid and legally binding obligation, enforceable as to you in accordance with its terms.

     5.2 INVESTMENT REPRESENTATIONS. This Agreement is made with you upon the understanding as a specific representation to the Company by you that:

          (a) The Shares that you will purchase hereunder will be acquired for your own account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof except in compliance with the Securities Act; provided, however, that the disposition of any of your property shall at all times be, and remain within, your discretion and control.

          (b) You represent and warrant that you are an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act.

          (c) You understand that the Securities you are acquiring are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, you represent that you are familiar with SEC Rule 144, as presently in effect, and understand the resale limitations imposed thereby and by the Securities Act.

6.   COVENANTS OF THE COMPANY.

     6.1 MAINTENANCE OF EXISTENCE. The Company agrees (a) to maintain and cause each of its subsidiaries, if any, to maintain in full force and effect their respective corporate existences, rights and franchises and all licenses and other rights in or to use patents, processes, licenses, trademarks, trade names or copyrights and to preserve all trade secrets owned or possessed by them or of a proprietary nature unless reasonably deemed by the Company not to be necessary to the conduct of its or such subsidiary's business and (b) maintain and preserve, and not cause a material change in, the business or nature of operations of the Company as conducted on the date of this Agreement unless otherwise reasonably deemed to be in the best interests of the Company and its stockholders.

     6.2 PROMPT PAYMENT OF TAXES, ETC. The Company and each of its subsidiaries, if any, will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or such subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such subsidiary shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company or such subsidiary will pay all such taxes, assessments, charges or levies forthwith

                                      10.

upon the commencement of proceedings to foreclose any lien which may have attached as security therefor. The Company and each of its subsidiaries will promptly pay or cause to be paid when due, or in conformance with customary trade terms or otherwise in accordance with policies related thereto adopted by the Company's or such subsidiary's Board of Directors, all other indebtedness incident to operations of the Company or such subsidiary.

     6.3 COMPLIANCE WITH LAWS. The Company and each of its subsidiaries, if any, shall duly observe and conform to all valid requirements of governmental authorities relating to the conduct of their respective businesses or to their respective properties or assets.

     6.4 TRANSACTIONS WITH AFFILIATES. The Company agrees that neither it nor any of its subsidiaries, if any, shall, directly or indirectly, enter into any transaction, including, without limitation, the purchase from, sell to or exchange of property with, or the rendering of any service by or for, any affiliate of the Company or any of its subsidiaries, except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such subsidiary than it would obtain in a comparable arm's length transaction with a person other than an affiliate.

     6.5 FURTHER ASSURANCES. The Company agrees that, at any time and from time to time on and after any Closing Date, it will, upon the request of the Purchaser and without further consideration, take any and all steps reasonably necessary to comply with the terms of this Agreement or any other agreements entered into with the Purchaser pursuant hereto, and will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged or delivered, all such further acts, transfers, conveyances, or assurances as may be reasonably required in order fully to comply with this Agreement or such other agreements.

     6.6 REGISTRATION RIGHTS. The Company agrees that it will not grant registration rights with respect to any of its securities upon terms more favorable to the holders of such securities than those contained in Section 3 of the Stockholders' Agreement, a form of which is attached to the Private Placement Memorandum as Appendix E.

     6.7 SECURITIES FILINGS. The Company agrees to make any filings required by the Securities and Exchange Commission (including any filing required under Regulation D promulgated under the Securities Act) and the comparable laws of any state whose "Blue Sky" laws are implicated by sale of the Shares, and to do so in a timely fashion.

     6.8 TERMINATION. The provisions of this Section 6 shall terminate upon the earliest to occur of (i) the sale of the Common Stock of the Company in a firm commitment, underwritten public offering at a public offering price (prior to deduction of underwriter's discounts and expenses) equal to or exceeding $6.60 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and resulting in aggregate proceeds to the Company and/or selling stockholders (prior to deduction of underwriter's discounts and expenses and other expenses of the offering) of not less than $10,000,000, or (ii) the written consent of the Purchaser.

                                      11.

7.   TRANSFER OF SHARES.

     7.1 RESTRICTIVE LEGEND. Each certificate representing (i) Shares, (ii) shares of Common Stock issuable upon conversions of the Shares or (iii) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the opinion of Counsel for the Company) shall be stamped or otherwise imprinted with a legend substantially in the following form:

          (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THUS MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

          (b) "THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN AN AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED AS OF DECEMBER 31, 1996, BY AND AMONG THE COMPANY AND ITS STOCKHOLDERS, A COPY OF WHICH STOCKHOLDERS' AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST AND WITHOUT CHARGE."

          (c) "THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF COMPANY STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS."

          (d) Any legend required to be placed thereon by appropriate state Blue Sky officials.

     7.2 TRANSFER OR EXCHANGE OF CERTIFICATES. Subject to the terms of any restrictive legends, the holder of any certificate, pursuant to Section 7.1, may surrender such certificate at the principal office of the Company for transfer or exchange. Within a reasonable time after notice to the Company from a certificate holder of its intention to make such transfer or exchange and without expense (other than transfer taxes, if any) to such holder, provided to do so would not violate the Act, or any relevant Blue Sky law of a state, the Company shall issue in exchange therefor another certificate representing the same aggregate amount of Shares as the certificate so surrendered, containing the same provisions and subject to the same terms and conditions as the certificate so surrendered. Each certificate shall bear the name of such person or persons or assigns as the owner of such surrendered certificate may designate, and such transfer or exchange shall be made in such manner that no gain or loss of Shares shall result therefrom.

                                      12.

     7.3 DISPOSITION. The Purchaser agrees that it shall in no event make any disposition of all or any portion of the Shares which it is being issued unless such disposition will be accomplished in compliance with the Securities Act.

     7.4 TRANSFER. The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

     7.5 LOCK-UP. As also set forth in the Stockholders' Agreement attached to the Private Placement Memorandum as Appendix E, the Purchaser hereby agrees that for a period of up to a maximum of 180 days following the effective date of the first registration statement of the Company covering Common Stock (or other securities) to be sold on its behalf in an underwritten public offering, he shall not, to the extent requested by the Company and any underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by him at any time during such period except Common Stock included in such registration.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Common Stock held by the Purchaser (and the shares or securities of every other person to the foregoing restriction) until the end of such period.

8.   MISCELLANEOUS.

     8.1 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

     8.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party hereto and the Closing of the transaction contemplated hereby.

     8.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parents, subsidiaries, successors, assigns, heirs, executors and administrators of the parties hereto and their directors, officers and employees.

     8.4 ENTIRE AGREEMENT. This Agreement and the other documents and agreements delivered pursuant hereto constitute the full and entire understanding and agreement between the parties hereto with regard to the subjects hereof and thereof.

     8.5 NOTICES. All notices and other communications required or permitted hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by first class mail, or (c) by a recognized overnight delivery service (with charges prepaid), addressed (1) if to a Purchaser, at such Purchaser's address set forth on page one of this Agreement, or at such other address as such Purchaser shall have furnished to the Company in writing, or (2) if to the

                                      13.

Company, at its office at 300 South Potomac Street, Suite 110, Aurora, CO 80012-4526, Attention: Mr. Robert J. Towarnicki, or at such other address as the Company shall have furnished to the Purchaser in writing.

     8.6 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to the Company or the Purchaser of any securities issued or to be issued hereunder, upon any breach or default of any party hereto under this Agreement, shall impair any such right, power or remedy of the Company or the Purchaser nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Company or the Purchaser of any breach or default under this Agreement or any waiver on the part of the Company or the Purchaser of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in writing. All remedies, either under this Agreement, or by law or otherwise afforded to the Company or the Purchaser, shall be cumulative and not alternative.

     8.7 PLACEMENT AGENT'S FEES. The Company (i) represents and warrants that it has retained no finder, broker or Placement Agent in connection with the transactions contemplated by this Agreement; and (ii) hereby agrees to indemnify and to hold the Purchaser harmless of and from any liability for commission or compensation to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

     8.8 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     8.9 COUNTERPARTS. This Agreement and any ancillary documents required or made necessary by this Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     8.10 SEVERABILITY. Should any provision of this Agreement be determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

     8.11 EXPENSES OF FINANCING. The Company agrees, whether or not the transactions hereby contemplated shall be consummated, to pay the fees and expenses of your special counsel, Arnold & Porter, in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated hereby, and save you harmless against liability for the payment of, all reasonable, accountable, pre-approved out-of-pocket expenses arising in connection with this transaction, including all taxes other than income taxes payable by you, in each case with interest and penalties, if any, in respect of the execution and delivery of this Agreement, or execution, delivery or acquisition of any Shares or Common Stock issued under or pursuant to this Agreement, all stenographic and printing costs, and the fees and expenses incurred by you in connection with any modifications, amendments, waivers or consents with

                                      14.

respect to this Agreement or the transactions contemplated hereby or in enforcing any of your rights hereunder or under any agreement, security or document contemplated hereby, including without limitation costs and expenses incurred in any bankruptcy case. The obligations of the Company under this
Section 10.11 shall survive the transfer by you of any Shares or Common Stock received upon conversion of Shares.

                                      15.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the undersigned, whereupon this letter shall become a binding agreement between you and the undersigned.

                                             Very truly yours,

                                             CELL PATHWAYS, INC.



                                             By:  /s/ Richard H. Troy
                                                --------------------------------

The foregoing Agreement is hereby accepted as of the date first above written

NEW YORK LIFE INSURANCE COMPANY


By:  /s/ Richard Drake
   ---------------------------------------
   Director




                                      16.